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                                                                   EXHIBIT 10(n)

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT


         THIS FIFTH AMENDMENT ("Amendment") dated as of May 20, 1999, by and among the borrowers listed on Schedule 1 (collectively "Companies") and Comerica Bank, a Michigan banking corporation ("Bank").

                                    RECITALS:

         A. Companies and Bank entered into a Credit Agreement dated as of June 13, 1996, which was amended by a First Amendment dated December 5, 1996, a Second Amendment dated March 31, 1997, a Third Amendment dated April 22, 1998 and a Fourth Amendment dated March 15, 1999 (as amended, "Agreement").

         B. Companies and Bank desire to amend the Agreement and the Revolving Credit Note (as defined in the Agreement) as hereinafter set forth.

         NOW, THEREFORE, the parties agree as follows:

         1. The definition of Equipment Reliance set forth in Section 1 of the Agreement is amended to read in its entirety as follows:

                  "`Equipment Reliance' shall initially mean $1,200,000. On the first day of each month, beginning June 1, 1999, Equipment Reliance shall decrease by $50,000 until such time as the Equipment Reliance is zero."

         2. Section 2.A.8 is amended to read in its entirety as follows:

            "2.A.8 The aggregate amount of advances available under this Section 2.A shall not exceed $2,000,000. Each advance shall be in an amount not less than $200,000."

         3. Companies hereby represent and warrant that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within each Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of any Company's Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of each Company set forth in Sections 7.1 through
7.15 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of each Company set forth in Section 7.16 of the

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         Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Companies in accordance with Section 10.1 of the Agreement; and (d) no Event of Default (as defined in the Agreement) or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         4. Except as expressly provided herein, all of the terms and conditions of the Agreement remain unchanged and in full force and effect.

         5. This Amendment shall be effective as of the date first above written.

         IN WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK                                        DETREX CORPORATION

By: /s/ Jeffrey S. Pitts                     By: /s/ Gerald J. Israel
    -----------------------------            -------------------------------
        Jeffrey S. Pitts                             Gerald J. Israel

Its: Assistant Vice President                Its:     Vice President-Finance and
                                             Chief Financial Officer


                                             THE ELCO CORPORATION

                                             By: /s/ Gerald J. Israel
                                                 -------------------------------
                                                     Gerald J. Israel
                                             Its:     Treasurer

                                             HARVEL PLASTICS, INC.


                                             By: /s/ Gerald J. Israel
                                                 ------------------------------
                                                     Gerald J. Israel

                                             Its:     Director

                                             SEIBERT-OXIDERMO, INC.

                                             By: /s/ Gerald J. Israel
                                                 ------------------------------
                                                     Gerald J. Israel
                                             Its:     Treasurer

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                                   SCHEDULE 1
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Detrex Corporation

The Elco Corporation

Harvel Plastics, Inc.

Seibert-Oxidermo, Inc.








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